UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the  Securities  Exchange Act of 1934

Date of Report (Date of earliest  event  reported):  June 16, 2005
                                                    (June 15, 2005)

                            SENECA FOODS CORPORATION
             (Exact name of registrant as specified in its charter)
   New York                          0-01989                     16-0733425
(State or Other Jurisdiction of  (Commission File Number) (I.R.S. Employer
           Incorporation)                                  Identification No.)

3736 South Main Street, Marion New York                         14505-9751
(Address of principal executive offices)                        (Zip Code)
       Registrant's Telephone Number, Including Area Code: (315) 926-8100

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)
        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))
        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02 Results of Operations and Financial Condition
On June 15, 2005, Seneca Foods Corporation issued a press release on its annual results for 2005 furnished as Exhibit 99, attached hereto.

Item 9.01 Financial Statements and Exhibits.
Exhibit 99 Press Release dated June 15, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       SENECA FOODS CORPORATION
Dated: June 16, 2005                     By:       /s/ Kraig H. Kayser
                                                       -------------------
                                             Name:     Kraig H. Kayser
                                                       President and Chief
                                                       Executive Officer

                                  EXHIBIT INDEX

Exhibit     Description

99          Press Release of Seneca Foods Corporation dated June 16, 2005.

                                   Exhibit 99

June 15, 2005                                         FOR IMMEDIATE RELEASE
                                                      Contact: Philip Paras, CFO
                                                      (315-926-8100)


PRESS RELEASE

     Seneca Foods Corporation reported net sales for the fiscal year ended March 31, 2005, totaling $864,274,000 versus $890,850,000 for the prior year. The current year's net earnings were $7,907,000 or $.70 per diluted share, compared with $12,941,000 or $1.17 per diluted share, last year. Current annual pre-tax results include other income of $3,757,000 which is the net effect of a $3,862,000 gain on the sale of Moog Inc. stock, a non-cash charge of $712,000 in deferred financing costs related to a reduction in the Company's revolving credit facility from $200 million to $125 million and a $607,000 gain on the sale of assets. Plant restructuring expense in the annual period of $7,678,000 includes a non-cash impairment charge $6,952,000 and a cash severance charge of $726,000. The prior year results include ten months of operations from the acquired Chiquita Processed Foods L.L.C. facilities.

     For the quarter ended March 31, 2005, net sales totaled $171,255,000 versus $164,242,000 for the comparable period last year. The current quarter's net earnings were $2,473,000 or $.22 per diluted share as compared with $3,472,000, or $.31 per diluted share last year.

     Seneca Foods Corporation is primarily a vegetable processing company with manufacturing facilities located throughout the United States. Its products are sold under the Libby's(R), Aunt Nellie's Farm Kitchen(R), Stokely's(R), READ(R), and Seneca(R) labels as well as through the private label and industrial markets. In addition, under an alliance with General Mills Operations, Inc., a successor to the Pillsbury Company and a subsidiary of General Mills, Inc., Seneca produces canned and frozen vegetables, which are sold by General Mills Operations, Inc. under the Green Giant(R) label. Seneca's common stock is traded on the Nasdaq National Stock Market under the symbols "SENEA" and "SENEB".

                            Seneca Foods Corporation
           Unaudited Condensed Consolidated Statements of Net Earnings
                  For the Periods Ended March 31, 2005 and 2004
                  (In thousands of dollars, except share data)

                                                                              Quarter                           Annual
                                                                      --------------------               ---------------------
                                                                      2005            2004               2005             2004
                                                                      ----            ----               ----             ----

Net sales (notes 2 and 5)                                             $ 171,255        $ 164,242          $ 864,274       $ 890,850
                                                                   ============    =============      =============     ===========

Plant restructuring expense (note 3)                                  $  (1,255)       $      -           $  (7,678)      $       -
                                                                   ============    =============      =============     ===========

Other income, net (note 4)                                            $     381        $     207          $   3,757       $     207
                                                                   ============    =============      =============     ===========

Earnings before income taxes                                          $   3,125        $   5,025          $  12,033       $  20,548

Income taxes                                                                652            1,553              4,126           7,607
                                                                   ------------    -------------      -------------     -----------
Net earnings                                                          $   2,473        $   3,472          $   7,907       $  12,941
                                                                   ============    =============      =============     ===========

Basic earnings per share                                              $    0.22        $    0.31          $    0.71       $    1.18
                                                                   ============    =============      =============     ===========

Diluted earnings per share                                            $    0.22        $    0.31          $    0.70       $    1.17
                                                                   ============    =============      =============     ===========

Weighted average shares outstanding basic                             6,714,622        6,712,052          6,714,472       6,714,472
                                                                   ============    =============      =============     ===========

Weighted average shares outstanding diluted                           6,782,012        6,779,442          6,781,862       6,758,029
                                                                   ============    =============      =============     ===========

Note 1: The Company uses the "two-class" method for basic earnings per share by dividing the earnings allocated to common shareholders by the weighted average of common shares outstanding during the period.
        The diluted earnings per share includes the effect of convertible shares for the Quarter and Annual periods.
Note 2: Prior year results include the Chiquita Processed Foods, L.L.C. operations from the date of acquisition, May 27, 2003
        (ten months).
Note 3: Plant restructuring expense in the current year period of $7,678,000 includes a  non-cash impairment charge of $6,952,000 and a cash severance charge of $726,000.  These charges involved the closure of three processing facilities
        including a green bean plant in upstate New York and corn plants in Wisconsin and Washington.   In addition,
        the Company restructured the newly acquired Payette, Idaho facility through the removal of canned meat production to focus exclusively on dry beans.
Note 4: Other income in the current year period of $3,757,000 is the net effect of a $3,862,000 gain on the sale of Moog Inc. stock, a non-cash charge of $712,000 in deferred financing costs related to a reduction in the Company's  revolving credit facility from $200 million to $125 million and a $607,000 gain on the sale of assets.

Note 5: Certain previously reported amounts have been reclassified to conform to the current period classification.


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